                                                                    EXHIBIT 10.5

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT. THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES ACTS. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM.

                           CYPRESS BIOSCIENCE, INC.

                         COMMON STOCK PURCHASE WARRANT

Date of Issuance: March 26, 1999

     For Value Received, Cypress Bioscience, Inc., a Delaware corporation (the "Company"), hereby grants Fresenius Aktiengesellschaft, or its registered assigns (the "Registered Holder"), the right to purchase from the Company during the Exercise Period (as defined below) up to 342,466 shares of the Company's Common Stock at a price per share of $7.50 (as adjusted from time to time hereunder, the "Exercise Price"). Certain capitalized terms used herein are defined in Section 4 hereof. The amount and kind of securities obtainable pursuant to the rights granted hereunder and the Exercise Price for such securities are subject to adjustment pursuant to the provisions contained in this Warrant.

     This Warrant is subject to the following provisions:

1.   EXERCISE OF WARRANT.

     1.1 Exercise Period. The Registered Holder may exercise, in whole or in part (but not as to a fractional share of Common Stock), the purchase rights represented by this Warrant at any time and from time to time after the Date of issuance of this Warrant to and including the third (3rd) anniversary of the Date of Issuance set forth above (the "Exercise Period").

     1.2  Exercise Procedure.

          (a) This Warrant shall be deemed to have been exercised when the Company has received all of the following items (the "Exercise Time"):

               (i)   a completed exercise agreement, as described in paragraph
1.3 below (the "Exercise Agreement"), executed by the Person exercising all or part of the purchase rights represented by this Warrant (the "Purchaser");

               (ii)  this Warrant;

               (iii) if this Warrant is not registered in the name of the Purchaser, an Assignment or Assignments in the form set forth in Exhibit II hereto evidencing the assignment

                                      1.
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of this Warrant to the Purchaser, in which case the Registered Holder shall comply with the provisions set forth in Section 6 hereof; and

               (iv) a check payable to the Company in an amount equal to the product of the Exercise Price multiplied by the number of shares of Common Stock being purchased upon such exercise (the "Aggregate Exercise Price").

          (b) Certificates for shares of Common Stock purchased upon exercise of this Warrant shall be delivered by the Company to the Purchaser within ten business days after the date of the Exercise Time. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company shall prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised and shall within such five-day period, deliver such new Warrant to the Person designated for delivery in the Exercise Agreement.

          (c) The Common Stock issuable upon the exercise of this Warrant shall be deemed to have been issued to the Purchaser and outstanding and the Purchaser shall be deemed for all purposes to have become the record holder of such Common Stock at the Exercise Time.

          (d) The issuance of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Registered Holder or the Purchaser for any issuance tax in respect thereof or other cost incurred by the Company in connection with such exercise and the related issuance of shares of Common Stock. Each share of Common Stock issuable upon exercise of this Warrant shall, upon payment of the Exercise Price therefor, be fully paid and nonassessable and free from all liens and charges with respect to the issuance thereof.

          (e) The Company shall not close its books against the transfer of this Warrant or of any share of Common Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant. The Company shall from time to time take all such action as may be necessary to assure that the par value per share of the unissued Common Stock acquirable upon exercise of this Warrant is at all times equal to or less than the Exercise Price then in effect.

          (f) The Company shall assist and cooperate with any Registered Holder or Purchaser required to make any governmental filings or obtain any governmental approvals prior to or in connection with any exercise of this warrant (including, without limitation, making any filings required to be made by the Company).

          (g) The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Common Stock issuable upon the exercise of all outstanding Warrants. All shares of Common Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Company shall take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law

                                      2.

or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance, which shall be immediately delivered by the Company upon each such issuance). The Company shall not take any action that would cause the number of authorized but unissued shares of Common Stock to be less than the number of such shares required to be reserved hereunder for issuance upon exercise of this Warrant.

          (h) Any certificate for shares of Common Stock issued upon the exercise of this Warrant shall contain a legend in substantially the form of the legend set forth on the first page of this Warrant except if such exercise is effected in connection with a Public Offering of the Company's capital stock and shares of the Common Stock issuable upon the exercise of this Warrant are included in such registered offering.

     1.3 Exercise Agreement. Upon any exercise of this Warrant, the Exercise Agreement shall be substantially in the form set forth in Exhibit I hereto,
                                                          ---------
except that if the shares of Common Stock are not to be issued in the name of the Person in whose name this Warrant is registered, the Exercise Agreement shall also state the name of the Person to whom the certificates for the shares of Common Stock are to be issued, and if the number of shares of Common Stock to be issued does not include all the shares of Common Stock purchasable hereunder, it shall also state the name of the Person to whom a new Warrant for the unexercised portion of the rights hereunder is to be delivered. Such Exercise Agreement shall be dated the actual date of execution thereof.

2. ADJUSTMENT OF EXERCISE PRICE. The Exercise Price shall be subject to adjustment from time to time as provided in this Section 2.

     2.1 Subdivision or Combination of Common Stock. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of shares of Common Stock obtainable upon exercise of this Warrant shall be proportionately increased. If the Company at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of shares of Common Stock obtainable upon exercise of this Warrant shall be proportionately decreased.

     2.2 Reorganization, Reclassification, Consolidation, Merger or Sale. Prior to the consummation of any Organic Change, the Company shall make appropriate provision (in form and substance reasonably satisfactory to the Registered Holder) to ensure that the Registered Holder shall thereafter have the right to acquire and receive, in lieu of or in addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the exercise of this Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of this Warrant had such Organic Change not

                                      3.

taken place. In any such case, the Company shall make appropriate provision (in form and substance reasonably satisfactory to the Registered Holder) with respect to such holder's rights and interests to ensure that the provisions of this Section 2 and Section 3 hereof shall thereafter be applicable to this Warrant. The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity in the Organic Change (if other than the Company) resulting from consolidation or merger or the entity purchasing such assets assumes by written instrument (in form and substance reasonably satisfactory to the Registered Holder) the obligation to deliver to such holder such shares of stock, securities or assets as the Registered Holder many be entitled to acquire in accordance with the foregoing provisions.

     2.3 Certain Events. If any event occurs of the type contemplated by the provisions of this Section 2 but not expressly provided for by such provisions, then the Company's board of directors shall make an appropriate adjustment in the Exercise Price and the number of shares of Common Stock obtainable upon exercise of this Warrant so as to protect the rights of the holders of the Warrants; provided that no such adjustment shall increase the Exercise Price or decrease the number of shares of Common Stock obtainable as otherwise determined pursuant to this Section 2.

     2.4 Fractional Shares. If, upon exercise of the rights represented by this Warrant, a fractional share of Common Stock would be issuable by virtue of the provisions of this Section 2, in lieu of issuing such Fractional Share, the Company shall, within 5 business days after the date of the Exercise Time, deliver to the Purchaser the Company's check payable to the Purchaser's order in an amount equal to the difference between the Average Closing Price of such fractional share as of the date of the Exercise Time and the Exercise Price of such additional share.

     2.5  Notices.

          (a) Immediately upon any adjustment of the Exercise Price or the number of shares issuable upon exercise of this Warrant, the Company shall give written notice thereof to the Registered Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

          (b) The Company shall give written notice to the Registered Holder at least 20 days (or, if 20 days notice is not practicable, such notice as is practicable under the circumstances, but in not less than 10 days notice) prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

          (c) The Company shall also give written notice to the Registered Holders at least 20 days (or, if 20 days notice is not practicable, such notice as is practicable under the circumstances, but in not less than 10 days notice) prior to the date on which any Organic Change, dissolution or liquidation shall take place.

                                      4.
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3.   NO VOTING OR DIVIDEND RIGHTS; LIMITATION OF LIABILITY.  Nothing contained in this Warrant shall be construed as conferring upon the Registered Holder hereof the right to vote or to consent or to receive notice as a stockholder of the Company or any other matters or any rights whatsoever as a stockholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised. No provisions hereof, in the absence of affirmative action by the Registered Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Registered Holder hereof, shall give rise to any liability of such Registered Holder for the Aggregate Exercise Price or as a stockholder of the Company, whether such liability is asserted by the Company or by its creditors.

4. DEFINITIONS. THE FOLLOWING TERMS USED IN THIS WARRANT HAVE MEANINGS SET FORTH BELOW:

     An "Affiliate" of a person (as defined below) means any person which, directly or indirectly, controls, is controlled by or is under common control with such person. As used in this definition, "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the policies and management of a person, whether by ownership of stock, by contract or otherwise.

     "Average Closing Price" means, as to the Common Stock, the average of the closing sales prices as reported by the National Association of Securities Dealers, Inc. electronic interdealer quotation system ("Nasdaq") on the Nasdaq SmallCap Market or the Nasdaq National Market System or on such other domestic securities exchange on which the Common Stock may then be listed, as applicable, or, if on any day the Common Stock is not quoted in the Nasdaq National Market System or the Nasdaq SmallCap Market or listed on any domestic securities exchange, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case for the twenty (20) trading days immediately preceding the date of the Exercise Time. If at the Exercise Time the Common Stock is not listed on any domestic securities exchange or quoted in the Nasdaq National Market System, the Nasdaq SmallCap Market or the domestic over-the-counter market, the "Average Closing Price" shall be the fair value thereof determined in good faith by the Company's Board of Directors; provided that if Purchaser in good faith disagrees with such valuation, such fair value shall be determined by an investment banker jointly selected by the Company and the Purchaser. The determination of such investment banker shall be final and binding on the Company and the Investor, and the fees and expenses of such appraiser shall be shared equally by the Company and the Purchaser.

     "Common Stock" means the Company's Common Stock, $.02 par value per share.

     "Organic Change" means any recapitalization, reorganization, reclassification, Sale of the Company or other transaction, in each case, which is effected in such a way that the holders

                                      5.

of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets (other than cash) with respect to or in exchange for Common Stock.

     "Person" means an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization or a government or any department or agency thereof.

     "Public Offering" means any offering by the Company of its securities to the public pursuant to an effective registration statement under the Securities Act.

     "Sale of the Company" means one or more of the following effected in a single transaction or series of transactions, whether or not related, with one or more Persons:

          (a) The sale or other disposition of all or substantially all of the Company's assets or the assets of the Company's subsidiaries, on a consolidated basis;

          (b) The sale or other disposition of a majority of the issued and outstanding equity securities of the Company or other rights giving such Person or Persons the power to elect a majority of the Company's board of directors (whether by merger, consolidation or issuance, sale or transfer of equity securities of the Company); or

          (c) The merger or consolidation of the Company or substantially all of its subsidiaries with one or more third parties in a transaction in which such third party(ies) or the holders of their equity securities thereafter control, directly or indirectly, the business and affairs of the Company or the subsidiaries party to such transaction.

     "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect at the time.

     Other capitalized terms used in this Warrant but not defined herein shall have the meanings set forth in the Securities Purchase Agreement of even date herewith by and between the Company and Fresenius Aktiengesellschaft (the "Purchase Agreement").

5. NO VOTING RIGHTS; LIMITATIONS OF LIABILITY. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the Registered Holder to purchase Common Stock, and no enumeration herein of the rights or privileges of the Registered Holder, shall give rise to any liability of such holder for the Exercise Price of Common Stock acquirable by exercise hereof or as a stockholder of the Company.

6. WARRANT TRANSFERABLE. Subject to compliance with applicable federal and state security laws, this Warrant and all rights hereunder are transferable to any Affiliate of the Registered Holder, in whole or in part, without charge to the Registered Holder (except for transfer taxes), upon surrender of this Warrant with a properly executed Assignment (in the form of Exhibit II hereto) at the principal office of the Company. This Warrant and all rights

                                      6.

hereunder may also be transferred to an underwriter in connection with an underwritten offering of the Common Stock issuable upon exercise of this Warrant if such Common Stock is to be sold in an underwritten offering pursuant to the Registration Agreement of even date herewith between the Purchaser and the Company. This Warrant is otherwise non-negotiable and may not be transferred or assigned without the prior written consent of the Company, which consent may be withheld in its sole discretion.

7. WARRANT EXCHANGEABLE FOR DIFFERENT DENOMINATIONS. This Warrant is exchangeable, upon the surrender hereof by the Registered Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the rights hereunder, and each of such new Warrants shall represent such portion of such rights as is designated by the Registered Holder at the time of such surrender. The date the Company initially issues this Warrant shall be deemed to be the "Date of Issuance" hereof regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this warrant shall be issued. All Warrants representing portions of the rights hereunder are referred to herein as the "Warrants."

8. REPLACEMENT. Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of the Registered Holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing this Warrant, and in the case of any such loss, theft or destruction, upon receipt of the Registered Holder's indemnity agreement or, in the case of any such mutilation upon surrender of such certificate, the Company shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

9. NOTICES. Except as otherwise expressly provided herein, all notices referred to in this Warrant shall be in writing and shall be delivered personally, sent by reputable overnight courier service (charges prepaid) or sent by registered or certified mail, return receipt requested, postage prepaid and shall be deemed to have been given when so delivered, sent or deposited in the U.S. Mail (i) to the Company, at its principal executive offices and (ii) to the Registered Holder of this Warrant, at such holder's address as it appears in the records of the Company (unless otherwise indicated by such holder).

10. AMENDMENT AND WAIVER. Except as otherwise provided herein, the provisions of the Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Registered Holder.

11. DESCRIPTIVE HEADINGS; GOVERNING LAW. The descriptive headings of the several Sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. All issues and questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would

                                      7.

cause the application of the domestic substantive laws of any jurisdiction other than the State of Delaware.

12. ARBITRATION. Any dispute or controversy arising out of or in connection with this warrant (a "Dispute"), including any dispute relating to the existence, materiality or cure of a claimed material breach, shall be governed by the provisions of Article IX of the Purchase Agreement.

13. ATTORNEYS' FEES. In any action at law or in equity to enforce any of the provisions or rights under this Warrant, the prevailing party shall be entitled to reasonable attorneys' fees, costs and expenses incurred in such action, in addition to any other relief to which such party shall be entitled.

                                      8.

     IN WITNESS Whereof, the Company has caused this Warrant to be signed and attested by its duly authorized officers under its corporate seal and to be dated the Date of Issuance hereof.

                                      CYPRESS BIOSCIENCE, INC.:



                                      By:  /s/ Jay D. Kranzler
                                         -------------------------------
                                      Its:  Chief Executive Officer
                                          ------------------------------

[Corporate Seal]

Attest:


-------------------------------

Title:  _______________________

                                      9.

                                                                       EXHIBIT I

EXERCISE AGREEMENT

To:         Cypress Bioscience, Inc.

Dated:

     The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby agrees to subscribe for the purchase of ___________ shares of the Common Stock covered by such Warrant and makes payment herewith in full therefor at the price per share provided by such Warrant.

     Payment shall be made by delivery of $________ transmitted herewith by check.



                                        Signature _____________________

                                        Address _______________________

                                   Exh. II-1

                                                                      EXHIBIT II

ASSIGNMENT


     FOR VALUE RECEIVED, _____________________________, pursuant to Section 6 of the Common Stock Purchase Warrant, hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (Certificate No. [ ]) with respect to the number of shares of the Common Stock covered thereby set forth below, unto:

NAMES OF ASSIGNEE/AFFILIATE

___________________________

ADDRESS

___________________________

___________________________

NO. OF SHARES

___________________________

                                       Signature  ______________________

                                                  ______________________

                                       Witness    ______________________

                                      2.